Exhibit 10.19

FIRST AMENDMENT TO MERGER AGREEMENT

This FIRST AMENDMENT TO MERGER AGREEMENT (this “Amendment”) is made and entered into as of September 19, 2006 (although executed on December     , 2006), by and among MERUELO MADDUX PROPERTIES, INC., a Delaware corporation (the “Company”), RICHARD MERUELO, AS TRUSTEE OF THE RICHARD MERUELO LIVING TRUST U/D/T DATED SEPTEMBER 15, 1989 (“Meruelo Trust”), ALAMEDA PRODUCE MARKET, INC., a California corporation (“S Corp”) and ALAMEDA PRODUCE MARKET, LLC, a Delaware limited liability company (“LLC”) and amends that certain the MERGER AGREEMENT by and among the Company, Meruelo Trust, S Corp and LLC dated as of September 19, 2006 (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Agreement.

WHEREAS, the parties hereto desire to amend the Agreement pursuant to Section 7.4 thereof to eliminate the contingent issuance of Common Stock to Meruelo Trust pursuant to Section 1.9 of the Agreement and otherwise and to make certain other changes all as set forth below.

WHEREAS, the parties hereto represent all of the parties to the Agreement and agree that it is in the best interest of each of the parties to the Agreement to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the receipt and sufficiency of which is hereby acknowledged by each party, the parties hereby agree as follows, effective as of the date of the Agreement:

1. Deletion of Section 1.9. Section 1.9 of the Agreement is hereby deleted in its entirety and shall be of no force and effect.

2. Amendment of Exhibit A. Exhibit A is hereby amended to remove the asterisk referencing Section 1.9.

3. Approval of Amendment. By their signatures below, the undersigned hereby approve and adopt this Amendment.

4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

5. Continued Validity. Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect, unmodified by the terms hereof.

6. Severability. If any provision of this Amendment, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Amendment and application of such provision to other persons, entities or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the parties to effect such replacement.

7. Reliance. Each party to this Amendment acknowledges and agrees that it is not relying on tax advice or other advice from the other party to this Amendment and that it has or will consult with its own advisors.

8. Counterparts. This Amendment may be executed in one or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Joint Preparation. The parties acknowledge that this Amendment was jointly prepared by them, by and through their legal counsel, and any uncertainty or ambiguity existing herein shall not be interpreted against any of the parties, but otherwise according to the application of the rules on interpretation of contracts.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY Meruelo Maddux Properties, Inc., a Delaware corporation

By:	/s/ John Charles Maddux
Name:	John Charles Maddux
Title:	President

MERUELO TRUST

By:	/s/ Richard Meruelo
Richard Meruelo as trustee of the Richard Meruelo Living Trust U/D/T dated September 15, 1989

S CORP Alameda Produce Market, Inc., a California corporation

By:	/s/ Richard Meruelo
Name:	Richard Meruelo
Title:	President

LLC Alameda Produce Market, LLC, a Delaware limited liability company

By:	/s/ John Charles Maddux
Name:	John Charles Maddux
Title:	President